UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2008

LIVE CURRENT MEDIA INC.
(Exact name of Registrant as specified in charter)

Nevada	000-29929	88-0346310
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

     375 Water Street
Suite 645
Vancouver, British Columbia V6B 5C6

(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 453-4870

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b)).

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e) -4(c))

INFORMATION TO BE INCLUDED IN REPORT

This Form 8-K/A and other reports filed by the Company from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

This Current Report on Form 8-K/A amends the Current Report filed on May 23, 2008 to provide the Financial Statements and Pro Forma Historical Financial Statements required  under Item 9.01(a)(4) in connection with the business acquisition disclosed on the Form 8-K filed on May 23, 2008.

On May 22, 2008, (the “Closing Date”) Live Current Media Inc. (formerly known as Communicate.com Inc.) (the “Company”) consummated the closing of (the “Closing”) under its previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated March 25, 2008, by and among the Company, Communicate.com Delaware, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the “Merger Subsidiary”), Entity, Inc., a Delaware corporation, (“Entity”), Harjeet Taggar, Kulveer Taggar and Patrick Collison, the founding members of Entity  and Harjeet Taggar as representative of the shareholders of Entity.

Pursuant to the Merger Agreement, Entity was merged with and into the Merger Subsidiary with the Merger Subsidiary as the surviving corporation (the “Merger”) upon the filing of the certificate of merger in the State of Delaware on the Closing Date, May 22, 2008.  In connection with the Merger, the stockholders of Entity shall receive in total (i) $2,000,000 cash minus $153,305.32 in certain assumed liabilities and (ii) 1,000,000 shares of common stock of the Company, in exchange for 100% of the issued and outstanding shares of Entity. Pursuant to the Merger Agreement, the number of Merger Shares was calculated based on the price of $3.00 per share.

A full description of the terms of the Merger was set forth in the Company’s Current Reports on Form 8-K filed on March 26, 2008 and May 29, 2008, together with the exhibits thereto.

Item 8.01	Other Events

The Company hereby incorporates by reference the disclosures made by the Company under Item 8.01 of this Current Report on Form 8-K.

Pursuant to Item 2.01 and Item 9.01, the Company has prepared and files herewith the audited financial statements of Entity, Inc. for the period of inception through May 22, 2008 and the unaudited pro forma consolidated financial statements of Entity, Inc. and the Company, therefore the Company's filing is in compliance with Rule 8-04(b) of Regulation S-X and Rule 8-05 of Regulation S-X, respectively.

Item 9.01	Financial Statements and Exhibits

(a)   Financial Statements of Businesses Acquired

The audited financial statements of Entity, Inc. are attached to this Current Report.

(b)   Pro Forma Financial Information

The unaudited pro forma consolidated financial information of Entity, Inc. and the Company are attached to this Current Report.

(c)   Not Applicable

(d)	Exhibits

Exhibit #	Item

23	Consent of Ernst & Young
99.1	Financial Statements of Entity, Inc. (audited)
99.2	Pro Forma Consolidated Financial Statements (unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE CURRENT MEDIA INC.

By:  /s/ C. Geoffrey Hampson
       C. Geoffrey Hampson
       Chief Executive Officer
       Dated: August 13, 2008